STRATEGIC GLOBAL INCOME FUND, INC.                             SEMIANNUAL REPORT

                                                                   July 15, 1997

Dear Shareholder,
We are pleased to present you with the semiannual report for Strategic Global Income Fund, Inc. for the six months ended May 31, 1997.



GENERAL MARKET OVERVIEW
--------------------------------------------------------------------------------

  After a selloff in March, global bond markets recovered as the U.S. economy slowed from the torrid pace established in the first quarter and growth in Europe and Japan picked up only modestly.

  Currency moves proved more significant for U.S. investors in foreign bonds. The yen appreciated against all currencies as expanding Japanese trade surpluses have become a concern for the U.S. government. On the other hand, most European currencies weakened as uncertainties surrounding the European Economic and Monetary Union (EMU) weighed heavily on market sentiment. Such currency moves have produced negative U.S. dollar returns for most European bond markets year-to-date.



PORTFOLIO REVIEW
--------------------------------------------------------------------------------


  Strategic Global Income Fund's total return for the six months ended May 31, 1997 was 2.42% based on the Fund's net asset value and 5.82% based on the Fund's share price on the New York Stock Exchange. During the six-month period, the Fund made distributions totaling $0.57 per share--an annualized yield of 8.03% based on the Fund's net asset value on May 31, 1997 and 9.21% based on the Fund's market price on the same day. As of May 31, 1997, the Fund's net asset value per share was $14.19, while its share price on the New York Stock Exchange was $12.38.

  The Fund's level of trading was relatively high during this semiannual period. In investment grade markets, the Fund increased its exposure to New Zealand government bonds (5.1% of net assets as of May 31, 1997), Hungarian Forints (1.7%), Polish Zlotys (6.5%) and U.S. Treasuries (12.0%). In Latin America (24.2%), the Fund moved holdings from Brazilian bonds (0.9%) to Argentinean bonds (4.5%). The Fund also took advantage of several attractively priced new issues by Mexican corporations, which appreciated sharply once trading started.

  The level of hedging/currency management was also relatively high during the period. As of May 31, 1997


STRATEGIC GLOBAL
INCOME FUND, INC.
FUND PROFILE

GOAL:
High current income,
secondarily capital
appreciation

PORTFOLIO MANAGER/ADVISER:
Stuart Waugh,
MH Asset Management Inc.

TOTAL NET ASSETS:
$303.8 million as of
May 31, 1997

DIVIDEND PAYMENT:
Monthly

SEMIANNUAL REPORT

the Fund's exposure to European currency was 21%. (However, this exposure
varied widely throughout the period.) Recently, the Fund added a position in        STRATEGIC GLOBAL
Yen-denominated deposits of approximately 5% of net assets. We believe Japan's      INCOME FUND, INC.
growing trade surplus and stabilizing economy should contribute to a stronger
Yen over the next 12 months.                                                        Top Five Countries
                                                                                    (As of May 31, 1997)

OUTLOOK                                                                             U.S. 12.0%
--------------------------------------------------------------------------------    ------------------

  Prospects for stable U.S. interest rates should have a positive impact on         Mexico 11.4%
valuation of emerging market debt. With the exception of Brazil, domestic           ----------------
fundamentals in the major Latin economies should continue to support valuations
of their external debt. On the other hand, if the U.S. experiences a resurgence     United Kingdom 8.1%
of strong economic growth, the prospect of future Federal Reserve Board             -------------
tightening increases dramatically and emerging market debt would likely
underperform.                                                                       Poland 6.5%
                                                                                    ----------

  The victory of the Socialist party in the recent French election presents         Italy 5.9%
complications for unifying Europe's currencies. The economic traditions of the      -------
French Socialists appear to conflict with the German version of economic policy under a unified currency. How the conflict resolves itself is at present unclear. The Fund is underweighted in European bonds relative to the Salomon
Brothers World Government Bond Index; its holdings there consist primarily of UK
Gilts, German Bunds and Italian Government bonds. The new government in the UK has made the Bank of England independent--which we believe should lower UK risk premiums over time. Additionally, since the UK has never agreed to join the currency union, Gilts are unlikely to be directly affected by conflicts over unification. Italian bonds should benefit if unification goes ahead; if unification fails, Italian economic activity should be weak enough to support
Italian bond yields around their current levels.


  Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support, and welcome any comments or questions you may have.


Sincerely,

/s/ MARGO N. ALEXANDER                 /s/ STUART WAUGH
-----------------------------------    -----------------------------------
MARGO N. ALEXANDER                     STUART WAUGH
President,                             Vice President and Portfolio
Mitchell Hutchins                      Manager, Strategic Global
Asset Management Inc.                  Income Fund, Inc.

STRATEGIC GLOBAL INCOME FUND, INC.

PORTFOLIO OF INVESTMENTS                                 MAY 31, 1997(UNAUDITED)

 PRINCIPAL
   AMOUNT
   (000)*                                          MATURITY DATES       INTEREST RATES         VALUE
------------                                    --------------------   -----------------   --------------
LONG-TERM DEBT SECURITIES--81.97%
ARGENTINA--4.52%
   US$ 3,255   Republic of Argentina(1)......         01/30/17                   11.375%   $    3,560,156
   US$ 7,750   Republic of Argentina.........         03/31/05                    6.750+        7,227,155
   US$ 3,467   Republic of Argentina, DISC...         03/31/23                    6.875+        2,959,951
                                                                                           --------------
                                                                                               13,747,262
                                                                                           --------------
AUSTRALIA--5.20%
       4,900   New South Wales Treasury
                 Corporation.................         12/01/01                   12.000         4,483,281
      13,539   Queensland Treasury
                 Corporation Global Issue....   08/14/01 to 05/15/03    8.000 to 10.500        11,321,161
                                                                                           --------------
                                                                                               15,804,442
                                                                                           --------------
BRAZIL--0.87%
   US$ 4,000   Federal Republic of Brazil,
                 PAR.........................         04/15/24                    5.250#        2,635,000
                                                                                           --------------
BULGARIA--0.98%
   US$ 4,390   Republic of Bulgaria,
                 IAB(1)......................         07/28/11                    6.563+        2,987,966
                                                                                           --------------
CANADA--2.85%
       3,820   Government of Canada..........         09/01/01                    7.000         2,900,373
       6,562   Ontario Hydro Global..........         04/11/08                    8.600@        2,216,193
      14,000   Province of British Columbia
                 Residual....................         01/09/12                    8.590@        3,533,278
                                                                                           --------------
                                                                                                8,649,844
                                                                                           --------------
CHILE--0.98%
   US$ 3,000   Empresa Nacional de
                 Electricidad, S.A. .........         02/01/37                    7.325         2,961,486
                                                                                           --------------
DENMARK--1.84%
      32,670   Government of Denmark.........         05/15/03                    8.000         5,594,988
                                                                                           --------------
GERMANY--5.36%
      24,853   Federal Republic of Germany...   07/22/02 to 11/11/04    7.125 to 8.000         16,280,510
                                                                                           --------------
HUNGARY--0.35%
     203,000   Government of Hungary.........         04/12/99                   16.500         1,075,511
                                                                                           --------------
ITALY--5.88%
  28,775,000   Republic of Italy.............   07/15/98 to 04/01/04    8.500 to 10.500        17,871,228
                                                                                           --------------
MEXICO--9.75%
   US$ 3,500   Altos Hornos de Mexico........   04/30/02 to 04/30/04   11.375 to 11.875         3,718,125
   US$ 3,000   Coca Cola Femsa...............         11/01/06                    8.950         3,007,500
   US$ 3,015   Copamex Industrias, S.A.......         04/30/04                   11.375         3,248,662
   US$ 3,000   Fifth Mexican Acceptance
                 Corporation(6)..............         12/15/98                    8.000**         617,505
   US$ 5,000   Mexican Multi Year Refinance
                 Loan Participation
                 (Salomon Brothers)(2)(6)....         03/20/05                    6.438+        4,700,000
   US$13,100   United Mexican States,
                 DISC(3).....................         12/31/19          6.352 to 6.867+        12,076,628
   US$ 3,000   United Mexican States,
                 PAR(4)......................         12/31/19                    6.250         2,261,250
                                                                                           --------------
                                                                                               29,629,670
                                                                                           --------------

STRATEGIC GLOBAL INCOME FUND, INC.

 PRINCIPAL
   AMOUNT
   (000)*                                          MATURITY DATES       INTEREST RATES         VALUE
------------                                    --------------------   -----------------   --------------
LONG-TERM DEBT SECURITIES--(CONCLUDED)
MOROCCO--2.95%
   US$ 5,000   Kingdom of Morocco Loan
                 Participation, Tranche A
                 (JP Morgan)(2)(6)...........         01/01/09                    6.813%+  $    4,478,150
   US$ 5,000   Kingdom of Morocco Loan
                 Participation, Tranche A
                 (Salomon Brothers)(2)(6)....         01/01/09                    6.813+        4,478,150
                                                                                           --------------
                                                                                                8,956,300
                                                                                           --------------
NEW ZEALAND--5.10%
      20,469   Government of New Zealand.....   02/15/01 to 03/15/02    8.000 to 10.000        15,485,793
                                                                                           --------------
PANAMA--3.97%
   US$13,872   Republic of Panama, PDI(1)....         07/17/16                    6.563+       12,068,937
                                                                                           --------------
PHILIPPINES--1.59%
   US$ 5,000   Republic of Philippines,
                 DCB.........................         12/01/09                    6.375+        4,818,750
                                                                                           --------------
POLAND--6.53%
      33,751   Republic of Poland(6).........   10/12/01 to 06/12/02             12.000         8,388,240
   US$13,600   Republic of Poland, PDI(1)....         10/27/14                    4.000#       11,458,000
                                                                                           --------------
                                                                                               19,846,240
                                                                                           --------------
SPAIN--2.99%
   1,168,180   Government of Spain...........   04/30/99 to 03/25/00    9.400 to 12.250         9,077,829
                                                                                           --------------
UNITED KINGDOM--8.12%
      13,732   United Kingdom Gilt...........   09/30/98 to 07/12/11    7.250 to 15.500        24,676,397
                                                                                           --------------
UNITED STATES--9.68%
      29,130   U.S. Treasury Notes...........   05/31/99 to 02/28/01    5.625 to 8.500         29,415,248
                                                                                           --------------
VENEZUELA--2.46%
   US$ 9,825   Republic of Venezuela,
                 PAR(1)(5)...................         03/31/20                    6.750         7,479,281
                                                                                           --------------
Total Long-Term Debt Securities
  (cost--$237,182,483).......................                                                 249,062,682
                                                                                           --------------
SHORT-TERM DEBT SECURITIES--5.25%
HUNGARY--1.34%
     722,400   Government of Hungary.........   03/21/98 to 05/17/98   23.500 to 24.000         4,060,639
                                                                                           --------------
MEXICO--1.63%
      45,393   United Mexican States Cetes...         02/04/98                   23.400@        4,972,265
                                                                                           --------------
UNITED STATES--2.28%
       7,000   U.S. Treasury Bills(1)........         08/28/97                    4.950@        6,918,631
                                                                                           --------------
Total Short-Term Debt Securities
  (cost--$16,189,351)........................                                                  15,951,535
                                                                                           --------------

STRATEGIC GLOBAL INCOME FUND, INC.

 PRINCIPAL
   AMOUNT                                             MATURITY             INTEREST
   (000)*                                              DATES                 RATES             VALUE
------------                                    --------------------   -----------------   --------------
CERTIFICATES OF DEPOSIT--4.71%
JAPAN--4.71%
     398,937   Morgan Guaranty Trust
                 Company.....................         06/30/97                    0.350%   $    3,426,555
   1,265,980   Swiss Bank Corp...............         06/23/97                    0.360        10,873,782
                                                                                           --------------
Total Certificates of Deposit
  (cost--$14,338,384)........................                                                  14,300,337
                                                                                           --------------
REPURCHASE AGREEMENT--1.58%
   $   4,794   Repurchase Agreement dated
                 05/30/97 with
                 Salomon Brothers, Inc.,
                 collaterized by $4,870,000
                 U.S. Treasury Notes, 5.875%
                 due 02/15/00;
                 proceeds: $4,796,177
                 (cost--$4,794,000)..........         06/02/97                    5.450         4,794,000
                                                                                           --------------

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES
LOANED--13.68%
REPURCHASE AGREEMENT--4.51%
      13,700   Repurchase Agreement dated
                 05/30/97 with
                 UBS, Inc., collaterized by
                 $12,232,000
                 U.S. Treasury Bonds, 8.125%
                 due 08/15/21;
                 proceeds: $13,706,302
                 (cost--$13,700,000).........         06/02/97                    5.520        13,700,000
                                                                                           --------------


 NUMBER OF
   SHARES
   (000)
------------
MONEY MARKET FUNDS--9.17%
      14,178   Liquid Assets Portfolio..................................................       14,177,723
       9,661   Prime Portfolio..........................................................        9,661,307
       4,030   TempFund Portfolio.......................................................        4,029,564
                                                                                           --------------
Total Money Market Funds (cost--$27,868,594)............................................       27,868,594
                                                                                           --------------
Total Investments of Cash Collateral for Securities Loaned (cost--$41,568,594)..........       41,568,594
                                                                                           --------------
Total Investments (cost--$314,072,812)--107.19%.........................................      325,677,148
Liabilities in excess of other assets--(7.19)%..........................................      (21,839,189)
                                                                                           --------------
Net Assets--100.00%.....................................................................   $  303,837,959
                                                                                           --------------
                                                                                           --------------

-----------------

Note: The Portfolio of Investments is listed by the issuer's country of origin

*  In local currency unless otherwise indicated

** Non-Income producing security

DCB--Debt Conversion Bond

DISC--Discount Bond

IAB--Interest Arrears Bonds

PAR--Par Bond

PDI--Past Due Interest Bond

+  Reflects rate at May 31, 1997 on variable coupon rate instruments

#  Reflects rate at May 31, 1997 on step coupon rate instruments

@ Yield to maturity for zero coupon bonds and discounted securities

(1) Security, or portion thereof, was on loan at May 31, 1997

(2) Participation interest was acquired through the financial institution indicated parenthetically

(3) With an additional 20,154,000 recoverable rights attached maturing on 06/30/03 with no market value

(4) With an additional 3,000,000 recoverable rights attached maturing on 06/30/03 with no market value

(5) With 49,125 oil warrants attached expiring on 04/15/20 with no market value

(6) Illiquid securities representing 7.46% of net assets

STRATEGIC GLOBAL INCOME FUND, INC.

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                         UNREALIZED
                            CONTRACTS TO       IN EXCHANGE            MATURITY          APPRECIATION
                               DELIVER             FOR                 DATES           (DEPRECIATION)
                           ---------------   ----------------   --------------------   ---------------
Australian Dollars.......       11,800,000   US$    9,083,469   06/03/97 to 09/03/97   $       88,798
Australian Dollars.......        6,700,000   US$    5,228,010         07/10/97                124,339
Australian Dollars.......        4,970,000   US$    3,866,660         08/13/97                 81,599
Belgium Francs...........      204,059,200   US$    6,690,466         09/30/97                907,757
Belgium Francs...........      170,000,000   US$    5,537,820         07/14/97                720,294
British Pounds...........        3,355,202   US$    5,425,093         06/09/97                (62,116)
British Pounds...........        2,850,000   US$    4,690,245         08/26/97                 35,739
Canadian Dollars.........        4,150,000   US$    2,984,924         07/23/97                (20,253)
German Deutchemarks......        8,240,000   US$    5,248,742         01/21/98                428,196
Italian Liras............   12,887,155,200   US$    7,594,260         06/12/97                 (7,092)
Italian Liras............    9,500,000,000   US$    5,698,108         06/30/97                 97,030
Italian Liras............    3,025,000,000   US$    1,757,750         06/30/97                (25,366)
New Zealand Dollars......        8,700,000   US$    6,090,000         06/12/97                 92,079
New Zealand Dollars......        7,328,000   US$    5,114,944         06/10/97                 62,378
New Zealand Dollars......        5,240,000   US$    3,625,320   06/19/97 to 08/29/97           15,632
Spanish Pesetas..........    1,155,408,325   US$    8,633,664   08/20/97 to 02/10/98          660,048
U.S. Dollars.............        3,088,206   AUD    4,050,000         06/03/97                 (1,902)
U.S. Dollars.............        6,195,138   BEF  204,059,200         09/30/97               (412,429)
U.S. Dollars.............        5,415,561   BEF  170,000,000         07/14/97               (598,035)
U.S. Dollars.............        3,033,293   CAD    4,150,000         07/23/97                (28,116)
U.S. Dollars.............        4,900,387   DEM    8,240,000         01/21/98                (79,841)
                                                                                       ---------------
                                                                                       $    2,078,739
                                                                                       ---------------
                                                                                       ---------------

---------------

CURRENCY TYPE ABBREVIATIONS:

AUD--Australian Dollars

BEF--Belgium Francs

CAD--Canadian Dollars

DEM--German Deutchemarks

                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES                      MAY 31, 1997(UNAUDITED)

ASSETS:
Investments in securities, at value
  (cost--$314,072,812)..................  $ 325,677,148
Cash denominated in foreign currencies,
  at value (cost--$15,046,387)..........     14,964,355
Receivables for investments and foreign
  currency sold.........................     11,335,551
Interest receivable.....................      5,582,557
Gross unrealized appreciation on forward
  foreign currency contracts............      3,313,889
Other assets............................         73,343
                                          -------------
Total assets............................    360,946,843
                                          -------------

LIABILITIES:
Collateral for securities loaned........     41,568,594
Payable for investments and foreign
  currency purchased....................     13,744,226
Gross unrealized depreciation on forward
  foreign currency contracts............      1,235,150
Payable to investment adviser and
  administrator.........................        257,567
Accrued expenses and other
  liabilities...........................        303,347
                                          -------------
Total liabilities.......................     57,108,884
                                          -------------

NET ASSETS:
Capital stock--$0.001 par value; total
  authorized shares--100,000,000;
  21,407,128 shares issued and
  outstanding...........................    296,211,812
Distributions in excess of net
  investment income.....................     (1,643,949)
Accumulated net realized losses from
  investments...........................     (4,075,160)
Net unrealized appreciation of
  investments, other assets, liabilities
  and forward contracts denominated in
  foreign currencies....................     13,345,256
                                          -------------
Net Assets..............................  $ 303,837,959
                                          -------------
                                          -------------
Net asset value per share...............         $14.19
                                          -------------
                                          -------------

                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.

STATEMENT OF OPERATIONS

                                           FOR THE SIX
                                           MONTHS ENDED
                                           MAY 31, 1997
                                           (UNAUDITED)
                                           ------------
INVESTMENT INCOME:
Interest (net of foreign withholding
  taxes)................................   $13,682,447
                                           ------------

EXPENSES:
Investment advisory and
  administration........................     1,518,397
Custody and accounting..................       140,828
Reports and notices to shareholders.....        64,295
Legal and audit.........................        34,207
Transfer agency fees....................        30,300
Directors' fees.........................        15,707
Amortization of organizational
  expenses..............................        14,185
Other expenses..........................         3,193
                                           ------------
                                             1,821,112
                                           ------------
NET INVESTMENT INCOME...................    11,861,335
                                           ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
    Investment transactions.............     5,912,442
    Foreign currency transactions.......    (4,291,209)
Net change in unrealized
  appreciation/depreciation of:
    Investments.........................    (9,483,334)
    Other assets, liabilities and
    forward contracts denominated in
    foreign currencies..................     3,327,217
                                           ------------
NET REALIZED AND UNREALIZED LOSSES FROM
  INVESTMENT ACTIVITIES.................    (4,534,884)
                                           ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................   $ 7,326,451
                                           ------------
                                           ------------

                 See accompanying notes to financial statements

STRATEGIC GLOBAL INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                          FOR THE SIX MONTHS
                                                ENDED             FOR THE YEAR
                                             MAY 31, 1997            ENDED
                                             (UNAUDITED)       NOVEMBER 30, 1996
                                          ------------------   ------------------
FROM OPERATIONS:
Net investment income...................  $      11,861,335    $      24,047,137
Net realized gains from investment
  transactions..........................          5,912,442            5,031,635
Net realized gains (losses) from foreign
  currency transactions.................         (4,291,209)             378,118
Net change in unrealized
  appreciation/depreciation of:
  Investments...........................         (9,483,334)          19,594,519
  Other assets, liabilities and forward
  contracts denominated in foreign
  currencies............................          3,327,217           (1,208,863)
                                          ------------------   ------------------
Net increase in net assets resulting
  from operations.......................          7,326,451           47,842,546
                                          ------------------   ------------------

DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
Net investment income...................        (12,202,063)         (25,405,979)
Net realized gains from foreign currency
  transactions..........................         --                     (881,974)
                                          ------------------   ------------------
                                                (12,202,063)         (26,287,953)
                                          ------------------   ------------------
Net increase (decrease) in net assets...         (4,875,612)          21,554,593

NET ASSETS:
Beginning of period.....................        308,713,571          287,158,978
                                          ------------------   ------------------
End of period...........................  $     303,837,959    $     308,713,571
                                          ------------------   ------------------
                                          ------------------   ------------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

  Strategic Global Income Fund, Inc. (the "Fund") was incorporated in the state of Maryland on November 15, 1991 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. Organizational costs have been deferred and are being amortized using the straight line method over a period not to exceed 60 months from the date the Fund commenced operations.

  The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Following is a summary of significant accounting policies:

  VALUATION AND ACCOUNTING FOR INVESTMENTS--Securities which are listed on stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), an affiliate and wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber") and the investment adviser and administrator of the Fund. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market Inc. ("Nasdaq") are valued at the last trade price on Nasdaq prior to the time of valuation; other OTC securities are valued at the last bid price available in the OTC market prior to the time of valuation (other than short-term debt instruments that mature in 60 days or less). The amortized cost method of valuation generally is used to value short-term debt instruments with sixty days or less remaining to maturity. Securities and assets for which market quotations are not readily available (including restricted securities subject to limitations as to their sale) are valued at fair value as determined in good faith by a management committee under the direction of the Fund's board of directors. All investments quoted in foreign currencies will be valued weekly in U.S. dollars on the basis of foreign currency exchange rates prevailing at the time such valuation is determined by the Fund's custodian.

  Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund's net asset value on that day. If events occur materially affecting the value of such securities or currency exchange rates during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Fund's board of directors.

  REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings. The Fund occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

  INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted as adjustments to interest income and the identified cost of investments.

  FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (1) Market value of investment securities, other assets and liabilities--at the exchange rates prevailing at the end of the period. (2) Purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

  Although the net assets and the market value of the Fund are presented at the foreign exchange rates at the close of the period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations. Certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income in accordance with federal income tax purposes.

  FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency.

  The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains cash, U.S. government securities or liquid securities in a segregated account in an amount not less than the value of its total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked to market daily.

  Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

  Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have matured.

  DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

CONCENTRATION OF RISK

  Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund is authorized to invest. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

  The Fund has an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund's average weekly net assets.

SECURITY LENDING

  The Fund may lend up to 33 1/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will retain record ownership of loaned securities to exercise certain beneficial rights, however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund's lending agent is PaineWebber, who received $9,432 from the Fund for the six months ended May 31, 1997.

  As of May 31, 1997, the Fund's custodian held cash and cash equivalents having an aggregate value of $41,568,594 as collateral for portfolio securities loaned having a market value of $38,521,752.

INVESTMENTS IN SECURITIES

  For federal income tax purposes, the cost of securities owned at May 31, 1997, was substantially the same as the cost of securities for financial statement purposes.

  At May 31, 1997, the components of net unrealized appreciation of investments were as follows:

Gross appreciation (investments having an excess of value
  over cost)................................................  $ 18,462,701
Gross depreciation (investments having an excess of cost
  over value)...............................................    (6,858,365)
                                                              ------------
Net unrealized appreciation of investments..................  $ 11,604,336
                                                              ------------
                                                              ------------

  For the six months ended May 31, 1997, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $155,494,070 and $103,964,226, respectively.

CAPITAL STOCK

  There are 100,000,000 shares of $0.001 par value capital stock authorized. Of the 21,407,128 shares outstanding at May 31, 1997, Mitchell Hutchins owned 8,351 shares.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

FEDERAL TAX STATUS

  The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

  At November 30, 1996, the Fund had a capital loss carryforward of $5,111,512 which will expire by November 30, 2003. To the extent that such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable that the gains will not be distributed.

STRATEGIC GLOBAL INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD IS PRESENTED BELOW:

                                                                                                              FOR THE
                                              FOR THE                                                          PERIOD
                                            SIX MONTHS                                                      FEBRUARY 3,
                                               ENDED              FOR THE YEARS ENDED NOVEMBER 30,            1992+ TO
                                           MAY 31, 1997     ---------------------------------------------   NOVEMBER 30,
                                            (UNAUDITED)       1996        1995        1994        1993          1992
                                          ---------------   ---------   ---------   ---------   ---------   ------------
Net asset value, beginning of period....      $14.42        $  13.41    $  13.07    $  14.92    $  13.47         $14.03
                                              ------        ---------   ---------   ---------   ---------        ------
Net investment income...................        0.55            1.12        1.19        1.08        1.12           1.02
Net realized and unrealized gains
 (losses) from investment and foreign
 currency...............................       (0.21)           1.12        0.27       (1.80)       1.51          (0.82)
                                              ------        ---------   ---------   ---------   ---------        ------
Net increase (decrease) from investment
 operations.............................        0.34            2.24        1.46       (0.72)       2.63           0.20
                                              ------        ---------   ---------   ---------   ---------        ------
Dividends from net investment income....       (0.57)          (1.19)      (1.12)      (0.82)      (1.12)         (0.70)
Distributions from net realized gains
 from investment and foreign currency
 transactions...........................      --               (0.04)      --          (0.15)      (0.06)         (0.03)
Return of capital.......................      --               --          --          (0.16)      --           --
                                              ------        ---------   ---------   ---------   ---------        ------
Total dividends and distributions to
 shareholders...........................       (0.57)          (1.23)      (1.12)      (1.13)      (1.18)         (0.73)
                                              ------        ---------   ---------   ---------   ---------        ------
Offering costs charged to capital.......      --               --          --          --          --             (0.03)
                                              ------        ---------   ---------   ---------   ---------        ------
Net asset value, end of period..........      $14.19        $  14.42    $  13.41    $  13.07    $  14.92         $13.47
                                              ------        ---------   ---------   ---------   ---------        ------
                                              ------        ---------   ---------   ---------   ---------        ------
Market value, end of period.............      $12.38        $  12.25    $  11.25    $  11.13    $  14.25         $12.88
                                              ------        ---------   ---------   ---------   ---------        ------
                                              ------        ---------   ---------   ---------   ---------        ------
Total investment return(1)..............        5.82%          20.80%      11.81%     (14.53)%     19.92%         (9.67)%
                                              ------        ---------   ---------   ---------   ---------        ------
                                              ------        ---------   ---------   ---------   ---------        ------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's).......     $303,838        $308,714    $287,159    $279,773    $319,496       $288,251
Expenses to average net assets..........        1.20%*          1.21%       1.24%       1.27%       1.58%**        1.34%*
Net investment income to average net
 assets.................................        7.81%*          8.14%       9.20%       8.01%       7.81%**        8.79%*
Portfolio turnover rate.................          46%            111%        121%         82%        111%            94%

-----------------

*  Annualized.

** Includes 0.31% of interest expense relating to reverse repurchase agreement transactions entered into during the fiscal year.

+  Commencement of operations.

(1) Total investment return on market value is calculated assuming a purchase of one share at market value on the first day of each period reported, reinvestment of all dividends and distributions in accordance with the Dividend Reinvestment Plan, and a sale at market value on the last day of each period reported. Total investment return for periods less than one year has not been annualized. Total investment return does not reflect brokerage commissions.

STRATEGIC GLOBAL INCOME FUND, INC.

GENERAL INFORMATION

THE FUND

  Strategic Global Income Fund, Inc. ("the Fund") is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange, Inc. ("NYSE"). The Fund's primary investment objective is to achieve a high level of current income; capital appreciation is a secondary objective in the selection of investments. The Fund's investment adviser and administrator is Mitchell Hutchins Asset Management Inc., a wholly owned subsidiary of PaineWebber Incorporated, which has approximately $44.1 billion in assets under management as of June 30, 1997.

MANAGEMENT OF THE FUND

  Stuart Waugh, a managing director and portfolio manager of Mitchell Hutchins responsible for global fixed income and currency trading, is responsible for the day-to-day management of the Fund's portfolio. He is also a vice president of the Fund and of other investment companies for which Mitchell Hutchins serves as investment adviser. Mr. Waugh has been employed by Mitchell Hutchins since 1983. He is a portfolio manager of Global High Income Dollar Fund Inc., PaineWebber Global Income Fund, PaineWebber Series Trust--Global Income Portfolio and Strategic Income Fund Inc. with aggregate assets at June 30, 1997 of approximately $1.5 billion. Other members of the Mitchell Hutchins' global investing group provide input on market outlook, interest rate forecasts, investment research and other considerations pertaining to the Fund's investments.

SHAREHOLDER INFORMATION

  The Fund's NYSE trading symbol is "SGL". Comparative net asset value and market price information about the Fund is published weekly in THE WALL STREET JOURNAL, THE NEW YORK TIMES and BARRON'S, as well as numerous other newspapers.

DISTRIBUTION POLICY

  The Fund has established a Dividend Reinvestment Plan under which all shareholders whose shares are registered in their own names, or in the name of PaineWebber or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Dividend Reinvestment Plan. Additional shares acquired under the Dividend Reinvestment Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. The Fund will not issue any new shares in connection with its Dividend Reinvestment Plan.

  The Transfer Agent will serve as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, the Transfer Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the NYSE or elsewhere, for the participants' accounts.

-----------------------------------------

DIRECTORS

E. Garrett Bewkes, Jr.                 Mary C. Farrell
CHAIRMAN                               Meyer Feldberg

Margo N. Alexander                     George W. Gowen
Richard Q. Armstrong                   Frederic V. Malek
Richard R. Burt                        Carl W. Schafer


PRINCIPAL OFFICERS

Margo N. Alexander                     Paul H. Schubert
PRESIDENT                              VICE PRESIDENT AND TREASURER

Victoria E. Schonfeld                  Stuart Waugh
VICE PRESIDENT                         VICE PRESIDENT

Dianne E. O'Donnell                    Dennis McCauley
VICE PRESIDENT AND SECRETARY           VICE PRESIDENT


INVESTMENT ADVISER AND
ADMINISTRATOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019





NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(c) OF THE INVESTMENT COMPANY ACT OF 1940 THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET AT MARKET PRICES.

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR THE USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

              [Logo]
-C-1997 PaineWebber Incorporated
           Member SIPC





MAY 31, 1997



SEMIANNUAL REPORT



STRATEGIC
GLOBAL
INCOME
FUND, INC.